UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2006

Exchange National Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

132 East High Street, Box 688, Jefferson City, Missouri		65102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 16, 2006, Exchange National Bancshares, Inc. issued a press release announcing that its board of directors had approved a quarterly cash dividend of 21 cents per share, payable October 1, 2006 to shareholders of record at the close of business on September 15, 2006. The full text of the press release is furnished as an exhibit to this report on From 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99 - Exchange National Bancshares, Inc. press release dated August 16, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exchange National Bancshares, Inc.

August 16, 2006	By:	James E.Smith

Name: James E.Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

99	Exchange National Bancshares, Inc. press release dated August 16, 2006